Earnings per share	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Earnings per share
26.	Earnings per share
Basic earnings per share amounts are calculated by dividing the net profit for the year attributable to ordinary equity holders of the parent by the weighted average number of shares outstanding during the year, increased by the number of non-vested
dividend participating share-based payment awards outstanding during the period.
Diluted earnings per share amounts are calculated by dividing the net profit (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares, when the effect of their inclusion is dilutive (decreases earnings per share or increases loss per share).

The computation of the income (losses) and share data used in the basic and diluited earnings per share is as follows:

	2022	2021	2020
Basic earnings per share—
Net profit (loss)	$348,054	$43,844	$(607,062)
Weighted-average shares outstanding	40,445	42,439	42,338
Non-vested dividend participating awards	136	162	170

	40,581	42,601	42,508

	8.58	1.03	(14.28)

Diluted earnings per share—
Net profit (loss)	$348,054	$43,844	$(607,062)
Interest on convertible senior notes	42,403	—	—
Net change in fair value of derivatives	(17,189)	—	—

Net profit (loss) income adjusted for the effect of dilution	373,268	43,844	(607,062)
Weighted-average shares outstanding	40,581	42,601	42,508
Convertible shares	6,775	—	—

	47,356	42,601	42,508

	7.88	1.03	(14.28)

At December 31, 2021 and 2020, 6.7 million of shares of potential ordinary shares related to the convertible notes issued on 2020 and its related expenses, were excluded from the calculation of diluted earnings per share, because their effect was antidilutive. Details relating to the notes are set out in note 18.